Note 16	12 Months Ended
Dec. 31, 2024
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Disclosure of Investments In Subsidiaries Joint Ventures And Associates [Text Block]	Investments in joint ventures and associates Joint ventures and associates
The breakdown of the balance of “Joint ventures and associates” in the consolidated balance sheets is as follows:

Joint ventures and associates. Breakdown by entities (Millions of Euros)
	2024	2023	2022
Joint ventures
Altura Markets, S.V., S.A.	38	31	42
RCI Colombia	37	40	36
Other	19	22	22
Subtotal	94	93	100
Associates
Metrovacesa, S.A.	300	259	259
BBVA Allianz Seguros y Reaseguros, S.A.	265	251	248
Atom Holdco Limited	222	211	132
Redsys Servicios de Procesamiento, S.L.	20	22	20
Servicios Electrónicos Globales S.A. de C.V.	43	36	23
Other	45	105	134
Subtotal	895	883	816
Total	989	976	916
Details of the joint ventures and associates as of December 31, 2024 are shown in Appendix II.
The following is a summary of the changes in the years ended December 31, 2024, 2023 and 2022 under this heading in the consolidated balance sheets:

Joint ventures and associates. Changes in the year (Millions of Euros)
	Notes	2024	2023	2022
Balance at the beginning		976	916	900
Acquisitions and capital increases		4	95	87
Disposals and capital reductions		(28)	(42)	(88)
Transfers and changes of consolidation method		(69)	4	—
Share of profit and loss	39	40	26	21
Exchange differences		7	16	(1)
Impairment / reversal of impairment ⁽¹⁾		63	(9)	42
Dividends, valuation adjustments and other		(5)	(30)	(44)
Balance at the end		989	976	916
(1) See Note 16.3.

During the year 2024, the most significant changes under the heading "Joint ventures and associates" correspond to Solaris and Compañía Española de Financiación del Desarrollo S.A. (Cofides) that left the scope of the consolidation perimeter in the first half of the year when the Group ceased to have significant influence in either entity.
During the years 2023 and 2022, the most significant changes under the heading "Joint ventures and associates" correspond to capital increases in Atom Holdco Limited. During the year 2022, Atom Holdco Limited, the owner of 100% of the shares of Atom Bank PLC, was created. BBVA became a shareholder of Atom Holdco Limited under the same terms and conditions as those previously applicable under the agreement with Atom Bank PLC.
Appendix III provides notifications on acquisitions and disposals of holdings in subsidiaries, joint ventures and associates, in compliance with article 155 of the Corporations Act and article 125 of the Securities Market Act 4/2015.
Other information about associates and joint ventures
If these entities had been consolidated rather than accounted for using the equity method, the change in each of the lines of balance sheet and the consolidated income statement would not be significant.
As of December 31, 2024, 2023 and 2022 there was no financial support agreement or other contractual commitment to associates and joint ventures entities from the holding or the subsidiaries that are not recognized in the financial statements (see Note 53.2).
As of December 31, 2024, 2023 and 2022 there was no contingent liability in connection with the investments in joint ventures and associates (see Note 53.2).
Impairment
As required by IAS 36, the book value of the associates and joint venture entities has been compared with their recoverable amount, with the latter being calculated as the higher between the value in use and the fair value minus the cost of sale. For the year ended December 31, 2024, a net reversal of impairment was recorded for €63 million; for the year ended December 31, 2023, a net impairment was recorded for €9 million; while for the year ended December 31, 2022, a net reversal of impairment was recorded for €42 million (see Note 48).